                                                                   EXHIBIT 10.49




                SECOND ADDENDUM TO THE STIPULATION OF SETTLEMENT
       BY AND AMONG THE CLASS, THE ESTATE PARTIES, THE GRAHAM DEFENDANTS,
                   THE COLE FAMILY, AND THE TAYLOR DEFENDANTS

         WHEREAS, certain class action lawsuits filed in Texas and Illinois arising out of the sale and voting of the securities of Reliance Acceptance Group, Inc. were transferred to the United States District Court for the District of Delaware for coordinated pretrial proceedings by order of the Judicial Panel on Multidistrict Litigation;

         WHEREAS, these actions are pending before the Delaware District Court under the caption In re Reliance Securities Litigation, MDL Docket No. 1304, Civil Action No. 99-858-RRM;

         WHEREAS, the Settling Parties have executed the Stipulation of Settlement, dated as of October 10, 2001 (the "Estate-D&O Settlement Stipulation"), that has been entered into by the Lead Plaintiffs (on behalf of themselves and all Class Members), the Estate Parties, the Graham Defendants, the Cole Family, and the Taylor Defendants;

         WHEREAS, the Settling Parties have executed the First Addendum to the Estate-D&O Settlement Stipulation dated as of January 1, 2002 ("First Addendum") for the purpose of adding Thomas L. Barlow as a party to the Estate-D&O Settlement Stipulation on the terms and conditions set forth therein;

         WHEREAS, the 180 Day Period allotted for the satisfaction of all of the conditions specified in Section IV.4.1 of the Estate-D&O Settlement Stipulation shall expire on April 8, 2002;

         WHEREAS, it does not appear that all of the conditions specified in
Section IV.4.1 of the Estate-D&O Settlement Stipulation shall be met by April 8, 2002;



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         WHEREAS, the Settling Parties must consent in writing to extend the 180
Day Period, which consent may not be unreasonably withheld;

         WHEREAS, the Settling Parties now wish to further amend the Estate-D&O Settlement Stipulation by executing this Second Addendum to the Estate-D&O Settlement Stipulation ("Second Addendum") to extend the 180 Day Period; and

         WHEREAS, all defined terms not otherwise defined herein shall have the same meanings as set forth in the Estate-D&O Settlement Stipulation as modified by the First Addendum;

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. This Second Addendum is dated as of April 5, 2002.

         2. The Settling Parties agree as follows with respect to the Estate-D&O Settlement Stipulation:

                  A. This Second Addendum shall constitute the second amendment to the Estate-D&O Settlement Stipulation pursuant to Section IV.8.9 thereof. This Second Addendum is a material and integral part of the Estate-D&O Settlement Stipulation and is fully incorporated therein by this reference.

                  B. Pursuant to Section IV.4.2 of the Estate-D&O Settlement Stipulation, the 180 Day Period allotted for the satisfaction of all of the conditions specified in Section IV.4.1 of the Estate- D&O Settlement Stipulation shall be extended until 12:01 a.m. (C.D.T.) on September 1, 2002.

                  C. This Second Addendum along with the First Addendum and those agreements described at Section IV.8.10 of the Estate-D&O Settlement Stipulation (collectively, the "Agreements") constitute the entire agreement between the parties to the Estate-D&O Settlement Stipulation. Except



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as otherwise contained in the Agreements, no representations, warranties, or inducements have been made to any party other than the representations, warranties, and covenants contained and memorialized in the Agreements.

         3. The terms of this Second Addendum shall be effective immediately.

         4. Except as otherwise amended herein, the terms of the Agreements, including without limitation any conditions precedent or subsequent to the effectiveness thereof, shall be unchanged.

         5. This Second Addendum may be amended or modified only by a written instrument signed by or on behalf of all the parties hereto; provided, however, that the terms of Section IV.8.9 of the Estate-D&O Settlement Stipulation shall fully apply to any amendments to this Addendum.

         6. This Second Addendum may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties hereto shall exchange among themselves signed counterparts of this Second Addendum.

         7. All counsel and any other Person executing this Second Addendum represent and warrant that they have the full authority to take appropriate action required or permitted to be taken hereunder to effectuate its terms (including, without limitation, execution of this Second Addendum).

         8. The parties hereto agree that they shall take such additional actions and/or execute such additional documents, statements, releases, instruments or assurances as may be reasonably necessary to effectuate the terms of this Second Addendum provided that such additional actions, documents, statements, releases, instruments or assurances are generally consistent with the material terms and conditions set forth herein.



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         IN WITNESS WHEREOF, the parties hereto have caused this Second Addendum to be executed by their duly authorized attorneys.

COUNSEL FOR LEAD PLAINTIFFS
AND THE CLASS

DAVID B. KAHN & ASSOCIATES, LTD.


By:  /s/ Mark E. King
   -------------------------------------------------------
         Mark E. King

David B. Kahn
Mark E. King
Elissa C. Chase
One Northfield Plaza, Suite 100
Northfield, Illinois 60093
Telephone: (847) 501-5083
Facsimile: (847) 501-5086

Class Co-Lead Counsel



MILBERG WEISS BERSHAD HYNES &
LERACH LLP


By:  /s/ Keith F. Park
   -------------------------------------------------------
         Keith F. Park

William S. Lerach
Helen J. Hodges
Keith F. Park
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Class Co-Lead Counsel


COUNSEL FOR THE ESTATE
REPRESENTATIVE

ROBERT F. COLEMAN & ASSOCIATES

By:  /s/ Robert F. Coleman
   -------------------------------------------------------
         Robert F. Coleman

Robert F. Coleman
Steven R. Jakubowski
Sean B. Crotty
Cassandra A. Crotty
77 West Wacker Drive, Suite 4800
Chicago, Illinois 60601
Telephone: (312) 444-1000
Facsimile: (312) 444-1028

Counsel for the Estate Parties



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COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY



By:  /s/ Steven P. Handler
   -------------------------------------------------------
         Steven P. Handler

Steven P. Handler
Steven H. Hoeft
David S. Rosenbloom
MCDERMOTT, WILL & EMERY
227 West Monroe Street
Chicago, Illinois 60606
Tel: (312) 372-2000
Fax: (312) 984-7700

Counsel for the Taylor Defendants



JENNER & BLOCK



By:  /s/ David J. Bradford
   -------------------------------------------------------
         David J. Bradford

David J. Bradford
JENNER & BLOCK
One IBM Plaza, 47th Floor
Chicago, Illinois 60611
Tel: (312) 222-9350
Fax: (312) 527-0484

Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants



LAW OFFICE OF JONAH ORLOFSKY

By:  /s/ Jonah Orlofsky
   -------------------------------------------------------
         Jonah Orlofsky

LAW OFFICE OF JONAH ORLOFSKY
122 South Michigan Avenue
Suite 1850
Chicago, Illinois 60603
Tel: (312) 566-0455
Fax: (312) 427-1850

Counsel for Certain of the Taylor
Defendants in the Alstrin Litigation



WILDMAN HARROLD ALLEN & DIXON



By:  /s/ Thomas I. Matyas
   -------------------------------------------------------
         Thomas I. Matyas

Thomas I. Matyas
Richard M. Hoffman

WILDMAN HARROLD ALLEN & DIXON
225 West Wacker Drive
Suite 3000
Chicago, Illinois 60606
Tel: (312) 201-2000
Fax: (312) 201-2555

Counsel for the Cole Family in the Graham
Litigation and the Bankruptcy Cases




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MUNSCH, HARDT, KOPF & HARR, P.C.




By:  /s/ Dean W. Ferguson
   -------------------------------------------------------
         Dean W. Ferguson

Dean W. Ferguson
David Matka
MUNSCH, HARDT, KOPF & HARR, P.C.
4000 Fountain Place
1445 Ross Avenue
Dallas, Texas 75202
Tel: (214) 855-7500
Fax: (214) 855-7584

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation



BELL, BOYD & LLOYD

By:  /s/ Stephen J. O'Neil
   -------------------------------------------------------
         Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S.
Race


ROSS & HARDIES



By:  /s/ Steven R. Smith
   -------------------------------------------------------
         Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600

Counsel for Howard B. Silverman



D'ANCONA & PFLAUM LLC



By:  /s/ George W. Spellmire, Jr.
   -------------------------------------------------------
         George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph



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MECKLER BULGER & TILSON

By:  /s/ James H. Kallianis, Jr.
   -------------------------------------------------------
         James H. Kallianis, Jr.

Bruce R. Meckler
James H. Kallianis, Jr.
Christopher E. Kentra
MECKLER BULGER & TILSON
233 South Wacker Drive
8200 Sears Tower
Chicago, Illinois 60606
Tel: (312) 474-7931
Fax: (312) 474-7898

Counsel for Thomas Barlow

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